UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 26, 2024, Louis Eisenberg (“Plaintiff”), a putative stockholder of MeridianLink, Inc. (the “Company”), filed a Verified Stockholder Class Action and Derivative Complaint (the “Complaint”) in the Delaware Court of Chancery, captioned Eisenberg v. Cowan et al., C.A. No. 2024-0309-KSJM (Del. Ch.), on behalf of the Company against Cody Cowan, Edward H. McDermott, Timothy Nguyen, Reema Poddar, A.J. Rohde, Mark Sachleben, Nicolaas Vlok, Duston Williams, and Yael Zheng (the “Individual Defendants”) and Thoma Bravo, LLC, n/k/a Thoma Bravo, L.P., and Thoma Bravo UGP, LLC (“Thoma Bravo”). The Complaint challenged a stock repurchase program (the “2024 Repurchase Program”) approved by the Company’s board of directors in January 2024. The Complaint alleged that the Individual Defendants breached their fiduciary duties in connection with approving the 2024 Repurchase Program, and further asserted a claim against Thoma Bravo for aiding and abetting the Individual Defendants’ breaches of fiduciary duty.

While the Company and other defendants deny completely all of the allegations of wrongdoing in the Complaint, on April 9, 2024, the Company’s board of directors passed certain resolutions that updated the terms of the 2024 Repurchase Program and provided that, inter alia, the Company shall execute the 2024 Repurchase Program in such a way that the Company’s repurchases pursuant thereto do not cause Thoma Bravo’s ownership of the Company’s outstanding voting stock to reach or exceed 49.5%; and provided further that all officers of the Company shall take appropriate measures to ensure that repurchases pursuant to the 2024 Repurchase Program do not cause Thoma Bravo’s ownership of the Company’s outstanding voting stock to reach or exceed 49.5% (the “Board Resolutions”). Plaintiff agreed that, as a result of the Board Resolutions, the claims set forth in the Complaint have been mooted, and the Company has agreed to pay $600,000 in fees and expenses to Plaintiff’s counsel.

On July 22, 2024, the Court entered a Stipulation and Order (the “Order”) providing that Plaintiff’s action will be dismissed with prejudice and the case will be closed. The Court has not passed on the amount of fees and expenses. In the Order, the Company stipulated to file this Current Report on Form 8-K, which shall constitute notice to stockholders for purposes of Rules 23 and 23.1 of the Rules of the Court of Chancery.

Plaintiff’s counsel are Michael J. Barry, Christine M. Mackintosh, and Vivek Upadhya of Grant & Eisenhofer P.A., (302) 622-7000, and the Company’s counsel is Brock E. Czeschin of Richards, Layton & Finger, P.A., (302) 651-7700.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: July 26, 2024
	By:	/s/ Laurence E. Katz
Laurence E. Katz
Chief Financial Officer